Exhibit 99.2

Bandag, Incorporated 2004 Stock Grant and Awards Plan
Nonqualified Stock Option Award Agreement
For Non-Employee Directors

        You have been selected to be a Participant in the Bandag, Incorporated 2004 Stock Grant and Awards Plan (the “Plan”), as specified below:

Participant: ______________________________________________________________

Date of Grant: _____________________________________________________________

Date of Expiration: __________________________________________________________

Number of Shares Covered by Option: ___________________________________________

Option Price: ______________________________________________________________

        THIS NONQUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), effective as of the Date of Grant set forth above, represents the grant of a nonqualified stock option (the “Option”) by Bandag, Incorporated, an Iowa corporation (the “Company”), to the Participant named above, pursuant to the provisions of the Plan.

        The Plan provides a complete description of the terms and conditions governing the Option grant. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

        1.       Grant of Stock Option. The Company hereby grants to the Participant an Option to purchase the number of shares of Class A Common Stock of the Company (“Shares”) set forth above, at the stated Option Price, which is one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Agreement.

        2.       Exercise of Stock Option. Except as hereinafter provided, the Participant may exercise the Option at any time after the date of grant (i.e., option is immediately vested), provided that no exercise may occur subsequent to the close of business on the Date of Expiration.

        The Option may be exercised in whole or in part, but not for less than one hundred (100) Shares at any one time, unless fewer than one hundred (100) Shares then remain subject to the Option, and the Option is then being exercised as to all such remaining Shares.

        3.    Limitations on Exercise. The Participant must exercise all rights under this Agreement prior to the tenth anniversary of the Date of Grant (i.e., the Option will expire upon the tenth anniversary).

        4.       Termination of Directorship by Death. In the event Participant ceases to be a director by reason of death, the Option shall remain immediately exercisable with respect to all of the Shares and shall remain exercisable at any time prior to the expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant’s beneficiary, or by such persons that have acquired the Participant’s rights under the Option by will or by the laws of descent and distribution.

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        5.       Termination of Directorship by Disability or Retirement. In the event Participant ceases to be a director by reason of disability or retirement after age 65, the Option shall remain immediately exercisable with respect to all of the Shares and shall remain exercisable at any time prior to the expiration date, or for three (3) years after the date that the Participant ceases to be a director by reason of disability or retirement after age 65, as the case may be, whichever period is shorter.

        6.    Termination of Directorship for Other Reasons. If Participant shall cease to be a director for any reason other than the reasons set forth in Sections 4 and 5 herein, the Option shall remain exercisable for three (3) months after the date that the Participant ceases to be a director.

        7.       Restrictions on Transfer. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to Section 12 of this Agreement. Further, these Options shall be exercisable during the Participant’s lifetime by only such Participant or such Participant’s legal representative.

        8.        Change of Control. Upon a Change of Control, the provisions of Section 17 of the Plan, as amended or supplemented, shall apply.

        9.       Recapitalization. In the event there is any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares, the provisions of Section 17 of the Plan, as amended or supplemented, shall apply.

        10.       Procedure for Exercise of Options. The Option may be exercised by delivery of written notice to the Company at its executive offices, addressed to the attention of the Secretary of the Company. Such notice: (a) shall be signed by the Participant or his or her legal representative; (b) shall specify the number of Shares being purchased; and (c) shall be accompanied by payment in full of the Option Price of the Shares to be purchased, except in the case of a cashless exercise as described below.

        The Option Price upon exercise of the Option shall be payable to the Company in full either: (a) in cash or its equivalent (acceptable cash equivalents shall be determined at the sole discretion of the Committee); or (b) by tendering previously acquired shares of Class A Common Stock of the Company having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the shares of Class A Common Stock of the Company which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and (b).

        Subject to the establishment by the Committee of a procedure by which to complete a “cashless exercise,” the Participant may exercise this Option pursuant to such “cashless exercise” procedure, as permitted under Federal Reserve Board’s Regulation T, subject to securities law restrictions, or by any other means which the Committee, in its sole discretion, determines to be consistent with the Plan’s purpose and applicable law.

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        As promptly as practicable after receipt of written notice and payment upon exercise, the Company shall cause to be issued and delivered to the Participant or his or her legal representative, as the case may be, certificates for the Shares so purchased. The Share certificates shall be issued in the Participant’s name (or, at the discretion of the Participant, jointly in the names of the Participant and the Participant’s spouse). The Company shall maintain a record of all information pertaining to the Participant’s rights under this Agreement, including the number of Shares for which the Option is exercisable. If the Option granted pursuant to this Agreement has been exercised in full, this Agreement shall be returned to the Company and canceled.

        11.       Deferral of Delivery of Shares. The Committee may, at its sole discretion, permit the Participant to defer his or her receipt of the Shares that would otherwise be delivered to the Participant by virtue of the exercise of his or her Option. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

        12.       Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Stock Plan Administrator during the Participant’s lifetime. If no such beneficiary designation is in effect at the time of the Participant’s death, or if no designated beneficiary survives the Participant or if such designation conflicts with law, then the Participant’s estate shall be entitled to receive any benefits remaining unpaid following the death of the Participant. If the Committee is in doubt as to the right of any person to receive such benefits, then the Company may retain such benefits, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such benefits to any court of appropriate jurisdiction, and such delivery shall be a complete discharge of the liability of the Company therefor.

        13.       Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Agreement until such time as the purchase price has been paid, and the Shares have been issued and delivered to him or her.

        14.        Continuation of Service as Director. This Agreement shall not confer upon the Participant any right to continuation of service as a director, nor shall this Agreement interfere in any way with the Company’s right to cease or refuse to nominate the Participant for a stated term as a director of the Company, and the rules set forth in Section 18(b) of the Plan, as amended and supplemented, shall apply.

        15.       Miscellaneous.

            (a)        This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to the Option, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

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        It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant.

            (b)        The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Agreement.

            (c)        This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

            (d)        All obligations of the Company under the Plan and this Agreement, with respect to the Option, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or the result of a merger, consolidation or otherwise.

            (e)        This Agreement will be construed in accordance with and governed by the laws of the State of Iowa, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Agreement, or for recognition and enforcement of any judgment in respect of the Plan, any Award or this Agreement, shall be a court sitting in the County of Muscatine, or the Federal District Court for the Southern District of Iowa sitting in the County of Scott, in the State of Iowa, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

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        Please acknowledge your agreement to participate in the Plan and this Agreement, and to abide by all of the governing terms and provisions, by signing the following representation:

Agreement to Participate

By signing a copy of this Agreement and returning it to the Secretary of the Company, I agree to participate in the Plan, subject to all of the provisions contained therein. I understand that my right to exercise the Option is conditioned upon my continuing to be a director of the Company unless otherwise specified herein. I further understand that a copy of the Plan will be made available to me upon request to the Secretary of the Company.

___________________________________ Participant

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